                                                                   EXHIBIT 99.H1

                                3,500,000 Shares

                           MEDALLION FINANCIAL CORP.

                                  Common Stock
                           (Par Value $.01 Per Share)

                             UNDERWRITING AGREEMENT
                             ----------------------

April __, 1997

FURMAN SELZ LLC
BEAR, STEARNS & CO. INC.
EVEREN SECURITIES, INC.
J.C. BRADFORD & CO.
As Representatives of the several Underwriters named on Schedule I hereto

c/o Furman Selz LLC
230 Park Avenue
New York, New York  10169

Dear Sirs:

          Introductory.  Medallion Financial Corp., a Delaware corporation (the
          ------------
"Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named on Schedule I hereto (the "Underwriters," or each, an "Underwriter", which term shall also include any underwriter substituted as hereinafter provided in Section 12), an aggregate of 3,500,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The 3,500,000 shares so proposed to be sold are hereinafter referred to as the "Firm Shares." The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 525,000 shares of Common Stock (the "Option Shares"). The Firm Shares and the Option Shares are hereinafter referred to collectively as the "Shares." Furman Selz LLC ("Furman Selz"), Bear, Stearns & Co. Inc. ("Bear Stearns") EVEREN Securities, Inc. ("Everen") and J.C. Bradford & Co. ("Bradford") and are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to collectively as the "Representatives." Capitalized terms used in this Agreement without definition have the meanings specified in the Prospectus (as hereinafter defined).

        2.  Representations and Warranties of the Company. The Company
            ---------------------------------------------
represents and warrants to, and agrees with, the several Underwriters that:

        (a) A registration statement on Form N-2 (File No. 333-____) with respect to the Shares has been prepared in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and the Investment Company Act of 1940, as amended (the "Investment Company Act" and, together with the Securities Act, the "Acts"), and the rules and regulations thereunder (the "Investment Company Act Rules and Regulations" and, together with the Securities Act Rules and Regulations, the "Rules and Regulations"); such registration statement has been filed with the Commission under the Securities Act and has been declared effective by the Commission under the Securities Act and no post-effective amendment to such registration statement has been filed as of the date of this Agreement; one or more amendments to such registration statement, including in each case an amended preliminary prospectus, copies of which amendments have heretofore been delivered to you, have been so prepared and filed. The term "Registration Statement" means such registration statement, as amended, at the time it was declared effective by the Commission and shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Registration Statement" as used in this Agreement shall also include any registration statement relating to the Shares that is filed and declared effective pursuant to Rule 462(b) under the Securities Act. The term "Prospectus" as used in this Agreement means the prospectus as first filed pursuant to Rule 497(b), (c) or (h) under the Securities Act, except that if any revised prospectus shall be provided to the Underwriters by the Company in conformity with this Agreement for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 497(b), (c) or (h) under the Securities Act), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. The term "Preliminary Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in [Amendment No. 1] to the Registration Statement at the time of the initial filing of [Amendment No. 1] to the Registration Statement with the Commission, and as such prospectus shall have been amended from time to time prior to the date of the Prospectus and any prospectus filed by the Company with the consent of the Representatives pursuant to Rule 497(a) under the Securities Act. No document has been or will be prepared or distributed in reliance on Rule 434 under the Securities Act. For purposes of the following representations and warranties, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not

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     yet in existence, such reference shall be deemed to be to the most recent
     Preliminary Prospectus.

        (b) Neither the Commission nor any state regulatory authority has issued or, to the Company's knowledge, threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, and, at its date of issue, each Preliminary Prospectus conformed in all material respects with the requirements of the Acts and did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, when the Registration Statement became effective and at all times subsequent thereto up to and including the Closing Dates (as defined in Section 3 hereof) the Registration Statement and the Prospectus at the time the Registration Statement became effective (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Shares which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective, in which case at the time it is first provided to the Underwriters for such use) and at the Closing Dates, conformed or will conform, as the case may be, in all material respects to the requirements of the Acts and the Registration Statement and the Prospectus at such times did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations, warranties and agreements shall not apply to information contained in or omitted from any Preliminary Prospectus or the Registration Statement or the Prospectus or any amendment thereto in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof; there is no franchise, lease, contract, agreement or other document required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed therein as required and the exhibits that have been filed are complete and correct copies of the documents of which they purport to be copies; and all descriptions of any such franchises, leases, contracts, agreements or other documents contained in the Registration Statement are accurate and complete descriptions of such documents in all material respects and fairly present the information required to be shown with respect thereto by Form N-2 under the Act.

        (c) The Company and each of Medallion Funding Corp., Medallion Media, Inc., Edwards Capital Corp. and Transportation Capital Corp. (together, the "Subsidiaries") have been duly organized and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of organization, and have the corporate power and authority to own or lease their properties and to conduct their respective businesses as described in the Prospectus; the Company and each of the Subsidiaries are in possession of and operating in compliance in all material respects with all franchises, grants, registrations, qualifications, authorizations, licenses, permits, easements, consents, certificates and orders required for the conduct of their respective businesses as now being

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     conducted and as described in the Registration Statement and the
     Prospectus, or for the ownership, leasing and operation of their respective properties, all of which are valid and in full force and effect and no such franchise, grant, registration, consent, certificate or order contains a materially burdensome restriction not adequately disclosed in the Registration Statement or the Prospectus; and the Company and each of the Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in all jurisdictions where their respective ownership or leasing of properties or the conduct of their respective businesses requires such qualification and in which the failure to so qualify would have a Material Adverse Effect (as defined in subsection 2(i)).

        (d) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) there has not been any material adverse change or development involving a material prospective change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and the Subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and the Subsidiaries taken as a whole and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company [or the Subsidiaries on any class of their respective capital stock].

        (e) The financial statements, together with the related notes and schedules, of the Company set forth in the Prospectus and elsewhere in the Registration Statement fairly present, on the basis stated in the Registration Statement, the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial and statistical data set forth in the Prospectus under the caption "Selected Financial Data" fairly present, on the basis stated in the Prospectus, the information set forth therein and have been prepared in conformity with the requirements of the Securities Act and the Securities Act Rules and Regulations. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

        (f) Arthur Andersen LLP, Friedman Alpren & Green LLP and Coopers & Lybrand LLP, who have expressed opinions on the audited financial statements and related schedules included in the Registration Statement and the Prospectus are independent certified public accountants as required by the Securities Act and the Securities Act Rules and Regulations.

        (g) The Company's capitalization conforms to the description thereof in the Prospectus and has been duly authorized and validly issued and are fully paid and nonassessable and has been issued in compliance with all federal and state securities laws and was not issued in violation of or subject to any preemptive rights or similar rights to subscribe for or purchase securities. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and related notes thereto included in the Prospectus, neither the Company nor the Subsidiaries has outstanding any options or warrants to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of their respective capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted thereunder, as set forth in the Prospectus, accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. All shares of capital stock of each Subsidiary are owned, directly or indirectly, by the Company free and clear of any liens, encumbrances, equities or claims.

        (h) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable, free of any preemptive or similar rights and will conform to the description thereof in the Prospectus, and good and marketable title to the Shares will pass to the Underwriters on the Closing Dates free and clear of any lien, encumbrance, security interest, claim or restriction whatsoever except for (a) those restrictions imposed under the Company's credit agreements filed as exhibits to the Registration Statement and (b) those restrictions imposed generally under the Investment Company Act, the Investment Company Act Rules and Regulations, the SBIA and the SBA Regulations.

        (i) There are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries or any of their affiliated persons, as defined under the Investment Company Act, is a party or of which any property of the Company or any Subsidiary or any of their affiliated persons is subject, which, if determined adversely to the Company or any Subsidiary or any of their affiliated person, might individually or in the aggregate (i) prevent or materially and adversely affect the transactions contemplated by this Agreement, (ii) suspend the effectiveness of the Registration Statement, (iii) prevent or suspend the use of the Preliminary Prospectus in any jurisdiction or (iv) result in a Material Adverse Effect (as defined below); and to the Company's knowledge no such proceedings are threatened or contemplated against the Company or any Subsidiary or any of their affiliated persons by governmental authorities or others. Except as disclosed in the Prospectus, the Company is not a party nor subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body or other governmental agency or body. "Material Adverse Effect" means, when used in connection with the

     Company and the Subsidiaries, any development, change or effect that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), properties, business, management, prospects, net worth or results of operations of the Company and the Subsidiaries taken as a whole had been consummated.

        (j) Neither the Company nor any of the Subsidiaries is in violation of its respective charter, by-laws or other organizational documents or in default in the performance of any note or other evidence of indebtedness or any indenture, mortgage, deed of trust, note agreement or other contract, lease or other instrument to which it is a party or by which it is bound, or to which any of its property or assets is subject other than defaults which would not, individually or in the aggregate, result in a Material Adverse Effect and, as of the Closing Dates, no condition or event shall have occurred which, with notice or a lapse of time or both, would constitute a default under such instruments or agreements or result in the imposition of any penalty or acceleration of any indebtedness other than such defaults, penalties or acceleration which would not, individually or in the aggregate, result in a Material Adverse Effect.

        (k) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms or provisions of or constitute a default under any note or other evidence of indebtedness or any indenture, mortgage, deed of trust, note agreement or other contract, lease or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties is or may be bound, the certificate of incorporation, by-laws or other organizational documents of the Company or any of the Subsidiaries, or any law, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties and will not result in the creation of any lien, charge or encumbrance upon the assets of the Company or the Subsidiaries.

        (l) Other than those obtained prior to the date hereof, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required by the SBA, as described in subsection 2(m), the National Association of Securities Dealers, Inc. (the "NASD") or the securities or "Blue Sky" laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters.

        (m) The Company has duly elected to be treated by the Commission under the Investment Company Act as a business development company and all required action has been taken by the Company under Section 54 of the Investment Company Act to qualify the Company as a business development company [and under the Acts to make the public offering and consummate the sale of the Shares as provided in this Agreement.]

        (n) The Company intends to direct the investment of the proceeds of the Offering (as defined in the Prospectus) in such a manner as to comply with the requirements of

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     Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and, immediately after the First Closing Date, the Company and the RIC Subsidiaries will each be eligible to qualify as a regulated investment company under Subchapter M of the Code.

        (o) The Company has the full corporate power and authority to enter into this Agreement and to perform its obligations hereunder (including to issue, sell and deliver the Shares), and this Agreement has been duly and validly authorized, executed and delivered by the Company.

        (p) The Company and the Subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable federal, state, local and foreign laws, rules and regulations of any court or governmental agency or body except non-compliance which would not result in a Material Adverse Effect; to the knowledge of the Company, other than as set forth in the Registration Statement and the Prospectus, no prospective change in any of such federal, state, local or foreign laws, rules or regulations has been adopted which, when made effective, would have a Material Adverse Effect.

        (q) The Company and the Subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of their properties, and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company or any of the Subsidiaries or any of their respective properties or assets that would have a Material Adverse Effect.

        (r) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise.

        (s) Neither the Company nor the Subsidiaries nor any of their respective officers, directors or any of their affiliated persons has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

        (t) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing. The Company's and the Subsidiaries' businesses as now conducted and as proposed to be conducted do not and will not infringe or conflict with in any material respect any patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses or any other intellectual property or franchise right of any person. No claim has been made against the

     Company or any Subsidiary alleging the infringement by the Company or any Subsidiary of any patent, trademark, servicemark, tradename, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

        (u) The Company and the Subsidiaries have performed all material obligations required to be performed by them under all contracts required by Item 24 of Form N-2 under the Securities Act to be filed as exhibits to the Registration Statement, and neither the Company, any of the Subsidiaries nor any other party to such contract is in default under or in breach of any such obligations except such as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice of such default or breach.

        (v) Neither the Company or any of the Subsidiaries is involved in any labor dispute which would result in the Material Adverse Effect nor, to the Company's knowledge, is any such dispute threatened. Neither the Company nor any of the Subsidiaries is aware that (i) any executive, key employee or significant group of employees of the Company or any of the Subsidiaries plans to terminate employment with the Company or any of the Subsidiaries or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Subsidiaries. Neither the Company nor any Subsidiary has or expects to have any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any Subsidiary makes or ever has made a contribution and in which any employee of the Company or any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

        (w) The Company has obtained the written agreement described in Section 8(k) of this Agreement from each of its officers, directors and holders of Common Stock listed on Schedule II hereto.

        (x) The Company and the Subsidiaries have, and the Company and the Subsidiaries as of the Closing Dates will have, good and marketable title in fee simple to all real property and good and marketable title to all personal property owned or proposed to be owned by them, in each case free and clear of all liens, charges, encumbrances and defects except as disclosed in the Prospectus or such as would not have a Material Adverse Effect, and any real property and buildings held under lease by the Company and the Subsidiaries or proposed to be held after giving effect to the transactions described in the Prospectus are, or will be as of the Closing Dates, held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect, in each case except as described in or contemplated by the Prospectus .

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

        (y) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

        (z) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or the Subsidiaries any brokerage or finders' fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

        (aa)  The Company has complied with all applicable provisions of Section
     517.075 of the Florida Statutes (Chapter 92-198; Laws of Florida).

        (bb) Neither the Company or any of the Subsidiaries, nor any director, officer, agent or employee acting on behalf of the Company or the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

        (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization,
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (dd) To the Company's knowledge, neither the Company, any of the Subsidiaries nor any employee or agent of the Company or any of the Subsidiaries has made any payment of funds of the Company or any of the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

        (ee) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection to this Agreement or the transactions contemplated hereby shall be deemed to be a representation and warranty by the Company as to the matters covered thereby.

        3.  Purchase by, and Sale and Delivery to, the Underwriters  Closing
            ----------------------------------------------------------------
Dates.
--------

        (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters the Firm Shares, and the Underwriters agree, severally and not jointly, to purchase the Firm Shares from the Company, the number of Firm Shares to be purchased by each Underwriter being set opposite its name on Schedule I, subject to adjustment in accordance with
Section 12 hereof.

        (b) The purchase price per share to be paid by the Underwriters to the Company will be $ _____ per share (the "Purchase Price").

        (c) The Company will deliver the Firm Shares to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates) issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 noon, New York City time, on the second full business day preceding the First Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Furman Selz may designate (solely for the purpose of administrative convenience) and in such denominations as Furman Selz may determine, against payment of the aggregate Purchase Price therefor by federal funds wire transfer (same day funds) to an account or accounts previously designated in writing by the Company, all at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022. The time and date of the delivery and closing shall be at 10:00 a.m., New York City time, on ______, 1997, in accordance with Rule 15c6-1 of the Exchange Act. [The Company will bear the one-day cost of funds of Furman Selz in providing the aggregate Purchase Price in same day funds, rather than next day funds.] The time and date of such payment and delivery are herein referred to as the "First Closing Date." The First Closing Date and the location of delivery of, and the form of payment for, the Firm Shares may be varied by agreement between the Company and Furman Selz. The First Closing Date may be postponed pursuant to the provisions of Section 12.

        (d) The Company shall make the certificates for the Firm Shares available to the Representatives for examination on behalf of the Underwriters not later than 10:00 a.m., New York City time, on the business day preceding the First Closing Date at the offices of Furman Selz LLC, 230 Park Avenue, New York, New York 10169.

        (e) It is understood that Furman Selz, Bear Stearns, Everen or Bradford, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter or Underwriters, for the Shares to be purchased by such Underwriter or Underwriters. Any such payment by Furman Selz, Bradford or Everen shall not relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

        (f) The several Underwriters propose to make a public offering of the Firm Shares (other than to residents of or in any jurisdiction in which qualification of the Firm Shares is required and has not become effective) at the public offering price and upon the other terms set forth in the Prospectus as soon after the effectiveness of the Registration Statement as in their judgment is advisable. The Representatives shall promptly advise the Company of the making of the public offering.

        (g) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, the Company hereby grants to the Underwriters an option to purchase, severally and not jointly, up to the aggregate number of shares of Option Shares. The price per share to be paid for the Option Shares shall be the Purchase Price. The option granted hereby may be exercised as to all or any part of the Option Shares at any time, but only once, not more than 30 days subsequent to the effective date of this Agreement. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares or any portion thereof may be surrendered and terminated at any time prior to exercise upon notice by the Underwriters to the Company. The option granted hereby may be exercised by the Underwriters by giving written notice from Furman Selz to the Company setting forth the number of Option Shares to be purchased by them and the date and time for delivery of and payment for the Option Shares. Each date and time for delivery of and payment for the Option Shares (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two business days nor later than five business days after written notice is given. The Option Closing Date and the First Closing Date are herein collectively called the "Closing Dates." All purchases of Option Shares from the Company shall be made on a pro rata basis. Option Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite such Underwriter's name on Schedule I hereto bears to the total number of Firm Shares (subject to adjustment by the Underwriters to eliminate odd lots). Upon exercise of the option by the Underwriters, the Company agrees to sell to the Underwriters the number of Option Shares set forth in the written notice of exercise and the Underwriters agree, severally and not jointly and subject to the terms and conditions herein set forth, to purchase the number of such shares determined as aforesaid. The Company will deliver the Option Shares to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 noon, New York City time, on the second full business day preceding the Option Closing Date or, if no such direction is received, in the names of the respective Underwriters or in such other names as Furman Selz may designate (solely for the purpose of administrative convenience) and in such denominations as Furman Selz may determine, against payment of the aggregate Purchase Price therefor by certified or official bank check or checks in New York Clearing House funds (next day funds), payable to the order of the Company all at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022. The Company shall make the certificates for the Option Shares available to the Underwriters for examination not later than 10:00 a.m., New York City time, on the business day preceding the Option Closing Date at the offices of Furman Selz, 230 Park Avenue, New York, New York 10169. The Option Closing Date and the location of delivery of, and the form of payment for, the Option Shares may be varied by agreement between the Company and Furman Selz. The Option Closing Date may be postponed pursuant to the provisions of Section 12.

        4.  Covenants and Agreements of the Company.  The Company covenants and
            ---------------------------------------
agrees with the several Underwriters that:


        (a) The Company will (i) if the Company and the Representatives have determined not to proceed pursuant to Rule 430A, use its best efforts to cause the Registration Statement to become effective, (ii) if the Company and the Representatives have determined to proceed pursuant to Rule 430A, use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and Rule 497 of the Securities Act Rules and Regulations and (iii) if the Company and the Representatives have determined to deliver Prospectuses pursuant to Rule 434 of the Securities Act Rules and Regulations, to use its best efforts to comply with all the applicable provisions thereof. The Company will advise the Representatives promptly as to the time at which the Registration Statement becomes effective, will advise the Representatives promptly of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for such purposes, and will use its best efforts to prevent the issuance of any such stop order, and to obtain as soon as possible the lifting thereof, if issued. The Company will advise the Representatives promptly of the receipt of any comments of the Commission or any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information and will not at any time file any amendment to the Registration Statement or supplement to the Prospectus which shall not previously have been submitted to the Representatives a reasonable time prior to the proposed filing thereof or to which the Representatives shall reasonably object in writing or which is not in compliance with the Acts. The Company will advise the Representatives promptly of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to (i) the Company, if received during the time a Prospectus relating to the Shares is required to be delivered under the Securities Act, or (ii) the Registration Statement, any Preliminary Prospectus, the Prospectus or the transactions contemplated by this Agreement.

        (b) The Company will promptly prepare and file with the Commission any amendments or supplements to the Registration Statement or the Prospectus which in the judgment of the Company or in the reasonable opinion of the Representatives may be necessary to enable the several Underwriters to continue the distribution of the Shares and will use its best efforts to cause the same to become effective as promptly as possible.

        (c) If at any time after the effective date of the Registration Statement when a prospectus relating to the Shares is required to be delivered under the Securities Act any event relating to or affecting the Company or any of the Subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Acts, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemented prospectus which will correct such statement or omission; and in case any Underwriter is required to deliver a prospectus relating to the Shares nine months or more after the effective date of the Registration Statement in connection with the initial sale of any Shares which such Underwriter purchased from the Company pursuant to this Agreement, the Company upon the request of the Representatives but at the expense of such Underwriter will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

        (d) The Company will deliver to the Representatives, at or before the Closing Dates, copies of the Registration Statement as originally filed with the Commission, and all amendments thereto including all financial statements and exhibits thereto, and will deliver to the Representatives such number of copies of the Registration Statement, including such financial statements but without exhibits, and all amendments thereto, as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives, from time to time until the effective date of the Registration Statement, as many copies of the Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver or mail to or upon the order of the Representatives on the date of the public offering, and thereafter from time to time during the period when delivery of a prospectus relating to the Shares is required under the Securities Act, as many copies of the Prospectus, in final form or as thereafter amended or supplemented as the Representatives may reasonably request.

        (e) The Company will make generally available to its shareholders as soon as practicable, but not later than 15 months after the effective date of the Registration Statement, an earnings statement which will be in reasonable detail (but which need not be audited) and which will comply with Section 11(a) of the Securities Act, covering a period of at least 12 months beginning after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

        (f) The Company will furnish to its shareholders annual reports containing financial statements audited by independent certified public accountants and with quarterly summary financial information in reasonable detail which may be unaudited. During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, as soon as they are available, copies of each annual report of the Company and each other report furnished by the Company to its shareholders and will deliver to the Representatives,
     (i) as soon as they are available, copies of any other reports (financial or other) which the Company shall publish or otherwise make available to its shareholders as such, (ii) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or the Nasdaq National Market and (iii) from time to time such other information concerning the Company as the Representatives may reasonably request. So long as the Company has active subsidiaries, such financial statements will be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally. Separate financial statements shall be furnished for all subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Securities Act Rules and Regulations.

        (g) The Company will use its best efforts to cause the Shares to be duly appropriate for quotation on the Nasdaq National Market prior to the First Closing Date.

        (h) The Company will maintain a transfer agent and registrar for its Common Stock.

        (i) The Company will not, without the prior written consent of Furman Selz, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by the Company in accordance with the Securities Act Rules and Regulations) during the 180 days following the date of the Prospectus first filed pursuant to Rule 497(b), (c) or (h), other than (i) the Company's sale of Shares hereunder and the Company's issuance of Common Stock upon the exercise of stock options which are outstanding on the First Closing Date or described in the Prospectus and
     (ii) the Company's issuance of stock options which are described in the Prospectus.

        (j) The Company will apply the net proceeds from the sale of the Shares as set forth in the description under the caption "Use of Proceeds" in the Prospectus.

        (k) The Company will supply the Representatives with copies of all written correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares under the Securities Act and the Nasdaq National Market.

        (l) Prior to the Closing Dates, the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and its subsidiaries for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

        (m) Prior to the Closing Dates, unless required under the Acts or the Rules and Regulations, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company or any of its subsidiaries, the financial condition, results of operation, business, prospects, assets or liabilities of any of them, or the offering of the Shares, without the prior written consent of the Representatives, which shall not be unreasonably withheld. For a period of 12 months following the Closing Date, the Company will use its best efforts to provide to the Representatives copies of each press release or other public communications with respect to the financial condition, results of operations, business, prospects, assets or liabilities of the Company [at least 24 hours prior to the public issuance thereof or such longer advance period as may reasonably be practicable.]

        (n) During the period of five years hereafter, the Company will furnish to the Representatives, and upon request of the Representatives, to each of the Underwriters, (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent certified public accountants,
     (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, or the Nasdaq National Market or any national securities exchange, (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock and (iv) all public reports and all reports and financial statements furnished by the Company to the Commission pursuant to the Investment Company Act and the Investment Company Act Rules and Regulations thereunder.

        5.  Payment of Expenses.  The Company will pay or cause to be paid
            -------------------
(directly or by reimbursement) all costs, fees and expenses incurred in connection with and expenses incident to the performance of the obligations of the Company under this Agreement, as follows: (i) all expenses and taxes incident to the issuance and delivery of the Shares to the Representatives, (ii) all expenses incident to the registration of the Shares under the Securities Act, (iii) the costs of preparing stock certificates (including printing and engraving costs), (iv) all fees and expenses of the registrar and transfer agent of the Shares, (v) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (vi) all fees and expenses of the Company's counsel and the Company's independent certified public accountants, (vii) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement, each Preliminary Prospectus and the Prospectus (including all exhibits and financial statements) and all amendments and supplements provided for herein, the Master Agreement Among Underwriters between the Representatives and the Underwriters, the Master Selected Dealer Agreement, the Blue Sky memoranda and this Agreement, (viii) all filing fees, reasonable attorneys' fees and expenses incurred by the Company or the Underwriters in connection with exemptions from qualifying or registering (or obtaining qualification or registration of) all or any part of the Shares for offer and sale and determination of its eligibility for investment under the Blue Sky or other securities laws of such jurisdictions as the Representatives may designate, (ix) all fees and expenses paid or incurred in connection with filings made with the NASD, (x) all fees and expenses paid or incurred in connection with the listing of the Shares on the Nasdaq National Market and (xi) all other costs, fees and expenses incurred by the Company incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided that, except as provided in
Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell, and the expenses of advertising any offering of the Shares made by the Underwriters.

          Indemnification and Contribution.
          -----------------------------------

        (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or, (ii) the omission or alleged omission to state in any
Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           ------------------
that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          The foregoing indemnity agreement with respect to any Preliminary Prospectus, Prospectus or Registration Statement shall not inure to the benefit of any Underwriter (its officers and employees or any person who controls such Underwriter within the meaning of the Securities Act) from whom the person asserting any such loss, claims, damages or liabilities purchased Shares if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, at or prior to the written confirmation of the sale of such Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability; provided, that the Company has complied with
                                  --------
its obligation under subsection 4(d) of this Agreement to provide copies of the Prospectus to the Representatives.

        (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of its officers who signed the Registration Statement, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall promptly reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

        (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action, provided, however, that the failure to
                                          --------  -------
notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
(x) the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 6 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and (y) the Company shall have the right to employ counsel to represent the Company, its officers, directors, and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Company against the Underwriters under this Section 6 if, in the reasonable judgment of the Company, it is advisable for the Company, its officers, directors and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Underwriters. In no event shall the Company or the Underwriters, as the case may be, be liable for the fees and expenses of more than one such separate counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

        (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (after deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total net proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint.

        (e) The Underwriters severally confirm and the Company acknowledges that the first sentence of the last paragraph on the cover page of the Prospectus, concerning conditions of sale; the last three sentences of the second paragraph under the caption "Underwriting" in the Prospectus, concerning the terms of the offering by the Underwriters; and the eighth paragraph under the caption "Underwriting" in the Prospectus, concerning accounts over which the Underwriters exercise discretionary authority constitute the only information furnished in writing to the Company through the Representatives by or behalf of any Underwriter specifically for inclusion in the Registration Statement and Prospectus.

        7.  Survival of Indemnities, Representations, Warranties, etc.  The
            ----------------------------------------------------------
respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter, the Company or any of its officers or directors or any controlling person, and shall survive delivery of and payment for the Shares.

        8.  Conditions of Underwriters' Obligations.  The respective obligations
            ---------------------------------------
of the several Underwriters hereunder shall be subject to the accuracy, at and (except as otherwise stated herein) as of the date hereof and at and as of the Closing Dates, of the representations and warranties made herein by the Company, to compliance at and as of the Closing Dates by the Company with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and to the following additional conditions:

        (a) The Registration Statement shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, shall be threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. Any filings of the Prospectus, or any supplement thereto, required pursuant to Rule 497 or Rule 434 of the Securities Act Rules and

     Regulations, shall have been made in the manner and within the time period required by Rule 497 and Rule 434 of the Securities Act Rules and Regulations, as the case may be.

        (b) There shall not have occurred any Material Adverse Effect or any change in the investment objectives, investment policies, capital stock, short-term or long-term debt of the Company and the Subsidiaries taken as a whole, such that (i) the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of the Representatives, is material, or omits to state a fact which, in the opinion of the Representatives, is required to be stated therein or is necessary to make the statements therein not misleading in any material respect or (ii) it is unpracticable in the reasonable judgment of the Representatives to proceed with the public offering or purchase the Shares as contemplated hereby.

        (c) No legal or governmental action, suit or proceeding affecting the Company which is material and adverse to the Company or which affects or may affect the Company's ability to perform its obligations under this Agreement shall have been instituted or threatened and there shall have occurred no material adverse development in any existing such action, suit or proceeding.

        (d) At the time of execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, a "cold comfort" letter, dated the date hereof, in form and substance satisfactory to the Underwriters.

        (e) The Representatives shall have received from Arthur Andersen LLP, independent certified public accountants, letters, dated the Closing Dates, to the effect that such accountants reaffirm, as of the Closing Dates, and as though made on the Closing Dates, the statements made in the letter furnished by such accountants pursuant to paragraph (f) of this Section 8.

        (f) The Representatives shall have received from Palmer & Dodge LLP, counsel for the Company, an opinion, dated the Closing Dates, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

                (i) The Company and each of the Subsidiaries has been duly incorporated and are validly existing and in good standing as corporations under the laws of their respective jurisdictions of incorporation and have the corporate power and authority to own or lease their properties and to conduct their respective businesses as described in the Prospectus. To such counsel's knowledge, the Company and each of the Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in all jurisdictions where their respective ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect.

                (ii) The Company has full corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold hereunder. The Company has full corporate power and authority to execute, deliver and perform its obligations under each of the Acquisition Agreements.

                (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                (iv) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; all of the Shares conform to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; the Shares have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue or sale thereof.

                (v) To such counsel's knowledge, (a) there are no outstanding securities of the Company or the Subsidiaries convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company or the Subsidiaries and except as disclosed in the Prospectus, there are no outstanding or authorized options, warrants or rights of any character obligating the Company or the Subsidiaries to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and (b) there is no holder of any securities of the Company or the Subsidiaries or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Securities Act of any Common Stock or other securities of the Company.

                (vi) The Registration Statement and all post-effective amendments thereto, if any, have become effective under the Securities Act; any and all filings, if any, required by Rules 497, 434 and 430A of the Securities Act Rules and Regulations have been made; and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 497 of the Securities Act Rules and Regulations has been made in the manner and within the time period required by Rule 497.

                (vii) The Registration Statement and the Prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Acts and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules or financial and statistical data included therein).

                (viii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries.

                (ix) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the charter, by-laws or other organizational documents of the Company or the Subsidiaries, or any agreement or instrument filed as an exhibit to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound, or, to such counsel's knowledge, any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties except to the extent that any such conflict, breach, violation or default would not have a Material Adverse Effect.

                (x) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the SBA, the NASD or as required by state securities and Blue Sky laws or regulations, as to which such counsel need express no opinion) except such as have been obtained or made.

                (xi) The Company has duly elected to be treated under the Investment Company Act as a business development company and all required action has been taken by the Company under the Acts to make the public offering and consummate the sale of the Shares as provided in this Agreement; the provisions of the corporate charter and by-laws of the Company and the Subsidiaries and the investment policies and restrictions described in the Prospectus comply with the requirements of the Investment Company Act.

                (xii) The Shares are duly approved, subject to official notice of issuance, for quotation on the Nasdaq National Market and a registration statement has been filed pursuant to Section 12 of the Exchange Act for the Shares and has been declared effective.

          In rendering such opinion Palmer & Dodge LLP may (i) as to matters governed by the laws of states or jurisdictions other than the Commonwealth of Massachusetts or the General Corporation Law of the State of Delaware, render such opinion as if the laws of the Commonwealth of Massachusetts governed, (ii) rely as to matters governed by the SBIA and the rules, regulations, policies and procedures of the SBA, on the opinion of Reid & Priest LLP, and (iii) rely as to matters of fact, upon certificates of officers of the Company, provided that copies of such opinion and certificates are provided to the Representatives. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto (except as to the financial statements and related schedules or financial and statistical data included therein, with respect to which such counsel need express no belief), as of the time it became effective under the Securities Act, as of the First Closing Date or the Option Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Securities Act Rules and Regulations and as of the First Closing Date or the Option Closing Date, as applicable, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no belief as to financial statements and related schedules or financial and statistical data included therein). With respect to such statement, Palmer & Dodge LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

        (g) The Representatives shall have received from Willkie Farr & Gallagher, counsel for the Underwriters, their opinion or opinions dated the First Closing Date with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement and the Prospectus and such other related matters as they may reasonably request, and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto (except as to the financial statements and related schedules or financial data included therein, with respect to which such counsel need express no belief), as of the time it became effective under the Securities Act, as of the First Closing Date or the Option Closing Date, as applicable, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Securities Act Rules and Regulations and as of the First Closing Date or the Option Closing Date, as applicable, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no belief as to financial statements and related schedules or financial data included therein). With respect to such statement, Willkie Farr & Gallagher may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

        (h) The Representatives shall have received a certificate, dated the Closing Dates, of the chief executive officer or the President and the chief financial or accounting officer of the Company to the effect that:

                (i) No stop order suspending the effectiveness of the Registration Statement has been issued, and, to the best of the knowledge of the signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                (ii) Neither any Preliminary Prospectus, as of its date, nor the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, as of the respective times when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (iii) The representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Dates, and the Company has complied with all the agreements and performed or satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Dates; and

                (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any other transactions not in the ordinary course of business, (ii) there has not been any material adverse change in the condition (financial or otherwise), properties, business, management, prospects, net worth, capital stock, investment objectives, investment policies or results of operations of the Company and the Subsidiaries taken as a whole, or any change in the capital stock, or material change in the short-term or long-term debt, of the Company and the Subsidiaries taken as a whole and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiaries on any class of their respective capital stock.

        (i) The Company shall have furnished to the Representatives such additional certificates as the Representatives may have reasonably requested as to the accuracy, at and as of the Closing Dates, of the representations and warranties made herein by it and as to compliance at and as of the Closing Dates by it with its covenants and agreements herein contained and other provisions hereof to be satisfied at or prior to the Closing Dates, and as to satisfaction of the other conditions to the obligations of the Underwriters hereunder.

        (j) The Representatives shall have received the written agreements of the officers, directors and holders of Common Stock listed on Schedule II that each will not, except as stated therein, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, Common Stock of the Company which may be deemed to be beneficially owned by such persons in accordance with the Securities Act Rules and Regulations) during the period of time specified in Schedule II following the date of the Prospectus first filed pursuant to Rule 497(b), (c) or (h), without the prior written consent of Furman Selz.

          All opinions, certificates, letters and other documents will be in compliance with the provisions hereunder only if they are reasonably satisfactory in form and substance to the Representatives. The Company will furnish to the Representatives conformed copies of such opinions, certificates, letters and other documents as the Representatives shall reasonably request. If any of the conditions hereinabove provided for in this Section shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by the Representatives by notifying the Company of such termination in writing at or prior to the Closing Dates, but Furman Selz shall be entitled to waive any of such conditions on behalf of the Underwriters.

        9.  Effective Date.  This Agreement shall become effective immediately
            --------------
as to Sections 5, 6, 7, 9, 10, 11, 13, 14, 15, 16 and 17 and, as to all other provisions, at 11:00 a.m. New York City time on the first full business day following the effectiveness of the Registration Statement or at such earlier time after the Registration Statement becomes effective as the Representatives may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 9, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon written notice from the Representatives (i) advising Underwriters that the Shares are released for public offering or (ii) offering the Shares for sale to securities dealers, whichever may occur first.

                10.  Termination.  This Agreement (except for the provisions of
                     -----------
Section 5) may be terminated by the Company at any time before it becomes effective in accordance with Section 9 by notice to the Representatives and may be terminated by the Representatives at any time before it becomes effective in accordance with Section 9 by notice to the Company. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 5, 6 and 11 and other than as provided in Section 12 as to the liability of defaulting Underwriters.

          This Agreement may be terminated after it becomes effective by the Representatives by notice to the Company (i) if at or prior to the First Closing Date or, as relates to the Option Shares only, prior to any Option Closing Date trading in securities generally or on the Nasdaq National Market shall have been suspended or minimum prices shall have been established on such market, or a banking moratorium shall have been declared by New York or United States authorities, (ii) if at or prior to the First Closing Date or any Option Closing Date there shall have been (A) a major outbreak or significant escalation of hostilities between the United States and any foreign power or any other insurrection or armed conflict involving the United States or (B) any material adverse change in financial markets or any calamity or crisis which, in the judgment of the Representatives, makes it impractical or inadvisable to offer or sell the Firm Shares or Option Shares, as applicable, on the terms contemplated by the Prospectus, (iii) if there shall be any litigation or proceeding, pending or threatened to which the Company is a party, which in the reasonable judgment of the Representatives, makes it impracticable to offer or deliver the Firm Shares or Option Shares, as applicable, on the terms contemplated by the Prospectus or (iv) if there shall have occurred any of the events specified in the immediately preceding clauses (i) - (iii) together with any other such event that makes it, in the judgment of the Representatives, impracticable to offer or deliver the Firm Shares or Option Shares, as applicable, on the terms contemplated by the Prospectus.

        11.  Reimbursement of Underwriters. Notwithstanding any other provisions
             -----------------------------
hereof, if this Agreement shall not become effective by reason of any election of the Company pursuant to the first paragraph of Section 10 or shall be terminated by the Representatives under Section 8 or Section 10, the Company will bear and pay the expenses specified in Section 5 hereof and, in addition to its obligations pursuant to Section 6 hereof, the Company will reimburse the reasonable out-of-pocket expenses of the several Underwriters (including reasonable fees and disbursements of counsel for the Underwriters) incurred in connection with this Agreement and the proposed purchase of the Shares, and promptly upon demand the Company will pay such amounts to you as Representatives.

        12.  Substitution of Underwriters.  If any Underwriter or Underwriters
             ----------------------------
shall default in its or their obligations to purchase Shares hereunder and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of Shares with respect to which such default or defaults occur is more than 10% of the total number of Shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares by other persons are not made within 48 hours after such default, this Agreement shall terminate.

          If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the Shares of a defaulting Underwriter or Underwriters as provided in this Section 12, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of Shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this
Section 12 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 6.

        13.  Notices.  All communications hereunder shall be in writing and, if
             --------
sent to the Underwriters shall be mailed, delivered or telecopied and confirmed to the Representatives c/o Furman Selz LLC at 230 Park Avenue, New York, New York 10169 (telecopier no.: (212) 692-9608), Attention: Stuart B. Katz, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address furnished by the Representatives or, if sent to the Company, shall be mailed, delivered or telecopied and confirmed at 205 East 42nd Street, Suite 2020, New York, New York 10017 (telecopier no.: (212) 983-0351), Attention: Alvin Murstein, with a copy to Palmer & Dodge LLP, One Beacon Street, Boston, Massachusetts 02108 (telecopier no.: (617) 227-4420),
Attention:  Stanley Keller, Esq.

        14.  Successors.  This Agreement shall inure to the benefit of and be
             ----------
binding upon the several Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the person or persons, if any, who control any Underwriter or Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the indemnities of the several Underwriters shall also be for the benefit of each director of the Company, each of its officers who has signed the Registration Statement and the person or persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

        15.  Applicable Law.  This Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of New York.

        16.  Authority of the Representatives.  In connection with this
             --------------------------------
Agreement, the Representatives will act for and on behalf of the several Underwriters, and hereby represent that they are authorized so to act, and any action taken under this Agreement by the Representatives, will be binding on all the Underwriters.

        17.  Partial Unenforceability.  The invalidity or unenforceability of
             ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

        18.  General.  This Agreement constitutes the entire agreement of the
             -------
parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

          In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

        19.  Counterparts.  This Agreement may be signed in two or more
             ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                Very truly yours,


                                MEDALLION FINANCIAL CORP.



                                By:
                                   -------------------------------
                                    Name:
                                    Title:


Accepted and delivered as of
the date first above written:

FURMAN SELZ LLC
BEAR, STEARNS & CO. INC.
EVEREN SECURITIES, INC.
J.C. BRADFORD & CO.
Acting on their own behalf
  and as Representatives of the several
  Underwriters referred to in the
  foregoing Agreement.

By:  Furman Selz LLC


   By:
     ----------------------------
      Name:
      Title:

                                   SCHEDULE I


                             Number    Number of
                             of Firm    Option
                             Shares     Shares
                              to be      to be
Name                        Purchased  Purchased
-----                       ---------  -------------

Furman Selz LLC...........
Bear, Stearns & Co. Inc...
J.C. Bradford & Co........
EVEREN Securities, Inc....


                            ________    ------------
Total.....................  3,500,000
                            =========

                                  SCHEDULE II


       Party to Lock-up Agreement                Period

       Alvin Murstein                              *
                                                ---------
       Andrew Murstein                             *
                                                ---------
       Marie Russo                               90 days
       Daniel F. Baker                           90 days
       Michael Fanger                            90 days
       Michael J. Kowalsky                       90 days
       Michael Leible                            90 days
       Mario M. Cuomo                            90 days
       Stanley Kreitman                          90 days
       David L. Rudnick                          90 days
       Benjamin Ward                             90 days
       Alvin Murstein Second Family Trust          *
                                                ---------
       Andrew Murstein Family Trust                *
                                                ---------
       ____________________________
       * Shares owned by Alvin Murstein, Andrew Murstein, the Alvin Murstein Second Family Trust and the Andrew Murstein Family Trust are subject to previously executed Lock-up Agreements which expire on until May 2, 1998.